            As filed with the Securities and Exchange Commission on June 1, 2000

                                                           REGISTRATION NO. 333-


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ----------------------

                               ILEX ONCOLOGY, INC.
             (Exact name of registrant as specified in its charter)


                         DELAWARE                                                74-2699185
             (State or other jurisdiction of                                  (I.R.S. Employer
              incorporation or organization)                                 Identification No.)

              11550 I.H. 10 WEST, SUITE 100                                         78230
                    SAN ANTONIO, TEXAS                                           (Zip Code)
         (Address of Principal Executive Offices)

                          EMPLOYEE STOCK PURCHASE PLAN

                            (Full title of the Plan)


                                GREGORY L. WEAVER
                   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                               ILEX ONCOLOGY, INC.
                          11550 I.H. 10 WEST, SUITE 100
                            SAN ANTONIO, TEXAS 78230
                     (Name and address of agent for service)

                                 (210) 949-8200
          (Telephone number, including area code, of agent for service)

                             ----------------------

                                  With Copy to:

                           FULBRIGHT & JAWORSKI L.L.P.
                             300 CONVENT, SUITE 2200
                            SAN ANTONIO, TEXAS 78205
                                 (210) 224-5575
                          ATTENTION: PHILLIP M. RENFRO

                             ----------------------

                         CALCULATION OF REGISTRATION FEE

======================= ====================== ====================== ====================== =======================
                                                      PROPOSED           PROPOSED MAXIMUM
  TITLE OF SECURITIES         AMOUNT TO           MAXIMUM OFFERING      AGGREGATE OFFERING          AMOUNT OF
   TO BE REGISTERED         BE REGISTERED        PRICE PER UNIT(1)           PRICE(1)           REGISTRATION FEE
----------------------- ---------------------- ---------------------- ---------------------- -----------------------
     Common Stock,
    $.01 par value          250,000 shares            $25.3125              $6,328,125              $1,670.63
======================= ====================== ====================== ====================== =======================

(1) Estimated in accordance with Rule 457(c) and (h) solely for the purpose of calculating the registration fee on the basis of the high and low prices of the Common Stock as reported by the NASDAQ National System on May 30, 2000.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

        The following documents are hereby incorporated by reference in this Registration Statement:

        1. The Annual Report on Form 10-K of ILEX Oncology, Inc., a Delaware corporation (the "Registrant"), for the fiscal year ended December 31, 1999, as amended on Forms 10-K/A filed on March 24, 2000, and April 7, 2000;

        2. The Current Reports on Form 8-K of the Registrant filed February 24, 2000, and March 7, 2000;

        3. The Quarterly Report on Form 10-Q of the Registrant for the quarter ended March 31, 2000 filed May 15, 2000, as amended on Form 10-Q/A filed on May 26, 2000; and

        4. The description of the Registrant's Common Stock, $.01 par value, contained in the Registrant's Form 8-A, filed by the Registrant with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on February 14, 1997.

        All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of the filing hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.

ITEM 4. DESCRIPTION OF SECURITIES

        Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

        Not Applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

        Section 145 of the DGCL empowers the Registrant to, and the Bylaws of the Registrant provide that it shall, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; except that, in the case of an action or suit by or in the right of the Registrant, no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Registrant unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that such person is fairly and reasonably entitled to indemnity for proper expenses.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

        The Registrant maintains directors' and officers' liability insurance that covers the directors and officers of the Registrant.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

        Not applicable.

ITEM 8. EXHIBITS

      Exhibit
      Number                     Description of Exhibits
      -------                    -----------------------
       *3.1     Restated Certificate of Incorporation of the Registrant, as
                amended.

        3.2     Bylaws of the Registrant (incorporated by reference to Exhibit
                3.2 to the Registrant's Registration Statement Form S-1 [File
                No. 333- 17769] filed December 12, 1996, as amended).

        4.1 Form of Common Stock certificate (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement Form S-1
                [File No. 333- 17769] filed December 12, 1996, as amended).

        4.2     ILEX Oncology, Inc. 2000 Employee Stock Purchase Plan
                (incorporated by reference to Exhibit A to the Registrant's
                Proxy Statement relating to its 2000 Annual Meeting of
                Stockholders, filed April 28, 2000).

       *5.1 Opinion of Fulbright & Jaworski L.L.P. as to the legality of the securities being registered.

       *23.1    Consent of Fulbright & Jaworski L.L.P. (included in Exhibit
                5.1).

       *23.2    Consent of Arthur Andersen LLP

        24.1 Powers of Attorney from the members of the Board of Directors of the Registrant (contained on signature page).

----------
* filed herewith

ITEM 9. UNDERTAKINGS

                The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:


                    (i) To include any prospectus required by Section 10(a)(3)
               of the Securities Act of 1933, as amended (the "Securities Act");

                    (ii) To reflect in the prospectus any facts or events
               arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

                    (iii) To include any material information with respect to
               the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

Provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the Exchange Act, that are incorporated by reference in this Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

               The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on June 1, 2000.


                             ILEX Oncology, Inc.



                             By: /s/ Gregory L. Weaver
                                 ----------------------
                                     Gregory L. Weaver
                                     Vice President and Chief Financial Officer

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Gregory L. Weaver and Ronald G. Tefteller, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                        TITLE                           DATE
---------                        -----                           ----
/s/ Gary V. Woods                Chairman of the Board           June 1, 2000
----------------------------     of Directors
    Gary V. Woods


/s/ Richard L. Love              President, Chief Executive      June 1, 2000
----------------------------     Officer, and a Director
    Richard L. Love              (Principal Executive
                                 Officer)


/s/ Gregory L. Weaver            Vice President and Chief        June 1, 2000
----------------------------     Financial Officer
    Gregory L. Weaver            (Principal Financial and
                                 Accounting Officer)


/s/ Daniel D. Von Hoff, M.D.     Director                        June 1, 2000
----------------------------
    Daniel D. Von Hoff, M.D.


/s/ John L. Cassis               Director                        June 1, 2000
----------------------------
    John L. Cassis


/s/ Ruskin C. Norman, M.D.       Director                        June 1, 2000
----------------------------
    Ruskin C. Norman, M.D.


/s/ Jason S. Fisherman, M.D.     Director                        June 1, 2000
----------------------------
    Jason S. Fisherman, M.D.


/s/ Joseph S. Bailes, M.D.       Director                        June 1, 2000
----------------------------
    Joseph S. Bailes, M.D.


/s/ Glenn C. Rice, Ph.D.         Director                        June 1, 2000
----------------------------
    Glenn C. Rice, Ph.D.

                               INDEX TO EXHIBITS

      EXHIBIT
      NUMBER                     DESCRIPTION
      -------                    -----------
       *3.1       Restated Certificate of Incorporation of the Registrant, as
                  amended.

        3.2       Bylaws of the Registrant (incorporated by reference to Exhibit
                  3.2 to the Registrant's Registration Statement Form S-1 [File
                  No. 333- 17769] filed December 12, 1996, as amended).

        4.1 Form of Common Stock certificate (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement Form
                  S-1 [File No. 333- 17769] filed December 12, 1996, as amended).

        4.2       ILEX Oncology, Inc. 2000 Employee Stock Purchase Plan
                  (incorporated by reference to Exhibit A to the Registrant's
                  Proxy Statement relating to its 2000 Annual Meeting of
                  Stockholders, filed April 28, 2000).

       *5.1 Opinion of Fulbright & Jaworski L.L.P. as to the legality of the securities being registered.

       *23.1      Consent of Fulbright & Jaworski L.L.P. (included in Exhibit
                  5.1).

       *23.2      Consent of Arthur Andersen LLP

        24.1 Powers of Attorney from the members of the Board of Directors of the Registrant (contained on signature page).

-----------------------
*filed herewith